Consolidated Portfolio of Investments – as of September 30, 2019 (Unaudited)

ASG Managed Futures Strategy Fund

Principal Amount	Description	Value (†)
Short-Term Investments – 88.2% of Net Assets
	Certificates of Deposit – 68.0%
$50,000,000	National Bank of Kuwait (NY), 2.180%, 10/03/2019	$50,000,181
70,000,000	Bank of Montreal (IL), 3-month LIBOR + 0.110%, 2.399%, 10/04/2019(a)	70,000,384
50,000,000	Commonwealth Bank of Australia (NY), 1-month LIBOR + 0.320%, 2.402%, 10/04/2019(a)	50,001,244
60,000,000	State Street Bank & Trust, 1-month LIBOR + 0.100%, 2.142%, 10/07/2019(a)	59,999,641
16,500,000	Commonwealth Bank of Australia (NY), 1-month LIBOR + 0.110%, 2.152%, 10/08/2019(a)	16,499,928
40,000,000	National Bank of Canada (NY), 1-month LIBOR + 0.100%, 2.149%, 10/10/2019(a)	39,999,782
10,000,000	Svenska Handelsbanken (NY), 2.275%, 10/16/2019	10,000,667
30,000,000	KBC Bank NV (NY), 2.050%, 10/30/2019	30,000,232
50,000,000	Credit Industriel et Commercial (NY), 2.160%, 11/04/2019	50,001,667
67,000,000	Landesbank Hessen (NY), 2.150%, 11/08/2019	67,002,413
40,000,000	Norinchukin Bank (NY), 2.540%, 11/15/2019	40,020,872
50,000,000	Svenska Handelsbanken (NY), 1-month LIBOR + 0.080%, 2.121%, 11/18/2019(a)	49,991,128
15,000,000	Oversea-Chinese Banking Corp. Ltd. (NY), 2.080%, 11/22/2019	14,998,022
51,500,000	DZ Bank (NY), 2.070%, 11/27/2019	51,489,145
50,000,000	DNB Bank ASA (NY), 2.050%, 12/03/2019	49,996,475
50,000,000	Banco Del Estado De Chile (NY), 2.430%, 12/06/2019	50,029,225
60,000,000	Nordea Bank ABP (NY), 2.280%, 12/11/2019	60,023,598
50,000,000	Oversea-Chinese Banking Corp. Ltd. (NY), 2.250%, 12/13/2019	50,011,104
60,000,000	Mizuho Bank Ltd. (NY), 2.160%, 12/19/2019	60,003,396
19,000,000	DZ Bank (NY), 2.090%, 1/24/2020	19,000,199
50,000,000	Sumitomo Mitsui Trust Bank (NY), 2.020%, 2/14/2020	49,980,849
50,000,000	MUFG Bank Ltd. (NY), 2.000%, 2/18/2020	49,984,229
70,000,000	Bank of Nova Scotia (TX), 2.000%, 3/10/2020(b)	69,986,807
50,000,000	National Australia Bank, 1-month LIBOR + 0.150%, 2.194%, 5/20/2020(a)(b)	49,963,088
20,000,000	Royal Bank of Canada (NY), 1-month LIBOR + 0.180%, 2.219%, 6/12/2020(a)(b)	19,986,131

Principal Amount	Description	Value (†)
	Certificates of Deposit – continued
$30,000,000	Royal Bank of Canada (NY), 1-month LIBOR + 0.210%, 2.259%, 7/10/2020(a)(b)	$29,981,607
20,000,000	Toronto-Dominion Bank (NY), FEDL01 + 0.360%, 2.210%, 9/04/2020(a)(b)	19,999,932
30,000,000	Toronto-Dominion Bank (NY), 1-month LIBOR + 0.310%, 2.356%, 10/20/2020(a)(b)	29,990,531

		1,208,942,477

	Commercial Paper – 7.5%
16,040,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 2.154%, 10/23/2019(c)	16,018,736
32,970,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 2.174%, 10/02/2019(c)	32,966,428
15,000,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 2.204%, 10/16/2019(c)	14,986,140
33,000,000	Santander UK PLC, 2.071%, 12/04/2019(c)	32,878,271
36,900,000	Santander UK PLC, 2.123%, 11/25/2019(c)	36,783,076

		133,632,651

	Time Deposits – 7.2%
45,400,000	Skandinaviska Enskilda Banken (NY), 1.760%, 10/01/2019(d)	45,400,000
83,000,000	Canadian Imperial Bank of Commerce, 1.800%, 10/01/2019	83,000,000

		128,400,000

	Other Notes – 3.4%
10,000,000	Bank of America NA, 2.350%, 12/13/2019(d)	10,008,989
50,000,000	Bank of America NA, 2.020%, 1/09/2020(d)	50,009,604

		60,018,593

	Treasuries – 2.1%
18,600,000	U.S. Treasury Bills, 1.966%, 11/07/2019(c)(e)	18,567,119
18,000,000	U.S. Treasury Bills, 1.946%, 10/03/2019(c)(e)	17,998,363

		36,565,482

	Total Short-Term Investments (Identified Cost $1,567,598,183)	1,567,559,203

	Total Investments – 88.2% (Identified Cost $1,567,598,183)	1,567,559,203
	Other assets less liabilities – 11.8%	209,484,395

	Net Assets – 100.0%	$1,777,043,598

Consolidation

The Fund invests in commodity-related derivatives through its investment in the ASG Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary (the “Subsidiary”). Investments of the Subsidiary have been consolidated with those of the Fund for reporting purposes. As of September 30, 2019, the value of the Fund’s investment in the Subsidiary was $48,186,395, representing 2.71% of the Fund’s net assets.

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows: Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Broker-dealer bid prices may be used to value debt securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser or subadviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of September 30, 2019, futures contracts were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the contracts, as follows:

Notional Value	Unrealized Appreciation/ Depreciation*	Unrealized as a Percentage of Net Assets
$605,442,137	$4,491,140	0.25%

*	Amounts represent gross unrealized appreciation/(depreciation) at absolute value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Variable rate security. Rate as of September 30, 2019 is disclosed.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(c)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(d)	Variable rate security. The interest rate adjusts periodically based on changes in current interest rates. Rate as of September 30, 2019 is disclosed.
(e)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

FEDL01	Federal Funds Rate
LIBOR	London Interbank Offered Rate
CNH	Chinese Yuan Renminbi Offshore
CHF	Swiss Franc
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SGD	Singapore Dollar
SEK	Swedish Krona
TRY	Turkish Lira
ZAR	South African Rand

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. When the Fund enters into a forward foreign currency contract, it is required to pledge cash or high-quality securities equal to a percentage of the notional amount of the contract to the counterparty as an independent amount of collateral. The Fund may pledge additional collateral to the counterparty to the extent of mark-to-market losses on open contracts. At September 30, 2019, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
UBS AG	12/18/2019	CHF	S	101,500,000	$103,081,221	$102,390,800	$690,421
UBS AG	12/18/2019	CNH	S	451,000,000	63,333,678	63,050,028	283,650
UBS AG	12/18/2019	MXN	B	564,500,000	28,568,319	28,256,889	(311,430)
UBS AG	12/18/2019	NOK	S	1,812,000,000	201,506,620	199,416,399	2,090,221
UBS AG	12/18/2019	NZD	S	541,800,000	345,349,449	339,868,370	5,481,079
UBS AG	12/18/2019	PLN	S	532,000,000	135,559,889	132,814,435	2,745,454
UBS AG	12/18/2019	SEK	B	38,000,000	3,954,322	3,880,593	(73,729)
UBS AG	12/18/2019	SEK	S	1,366,000,000	141,467,740	139,497,094	1,970,646
UBS AG	12/18/2019	SGD	B	21,750,000	15,783,573	15,750,579	(32,994)
UBS AG	12/18/2019	SGD	S	355,375,000	257,980,341	257,349,978	630,363
UBS AG	12/18/2019	TRY	B	123,900,000	20,728,499	21,401,259	672,760
UBS AG	12/18/2019	ZAR	B	36,000,000	2,428,007	2,353,476	(74,531)
UBS AG	12/18/2019	ZAR	S	586,000,000	39,411,490	38,309,368	1,102,122
UBS AG	12/18/2019	ZAR	S	55,500,000	3,617,192	3,628,276	(11,084)

Total							$15,162,948

Futures Contracts

The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund and the Subsidiary are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At September 30, 2019, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year Australia Government Bond	12/16/2019	2,633	$259,472,293	$261,860,869	$2,388,576
10 Year Canada Government Bond	12/18/2019	2,390	258,835,966	257,247,235	(1,588,731)
10 Year U.S. Treasury Note	12/19/2019	2,795	365,252,359	364,223,437	(1,028,922)
2 Year U.S. Treasury Note	12/31/2019	5,686	1,227,119,910	1,225,333,000	(1,786,910)
3 Year Australia Government Bond	12/16/2019	7,000	545,053,547	546,598,906	1,545,359
30 Year U.S. Treasury Bond	12/19/2019	1,114	182,218,718	180,816,125	(1,402,593)
5 Year U.S. Treasury Note	12/31/2019	4,575	545,791,148	545,104,104	(687,044)
AEX-Index®	10/18/2019	399	49,966,833	50,460,308	493,475
ASX SPI 200™	12/19/2019	608	68,485,619	68,552,252	66,633
CAC 40®	10/18/2019	502	30,694,871	31,056,522	361,651
DAX	12/20/2019	91	30,570,668	30,774,775	204,107
E-mini Dow	12/20/2019	548	74,334,315	73,708,740	(625,575)
E-mini NASDAQ 100	12/20/2019	325	51,459,588	50,508,250	(951,338)
E-mini Russell 2000	12/20/2019	203	15,963,065	15,478,750	(484,315)
E-mini S&P 500®	12/20/2019	437	65,664,268	65,080,225	(584,043)
E-mini S&P MidCap 400®	12/20/2019	164	32,124,220	31,783,200	(341,020)
Euro Schatz	12/06/2019	3,095	380,105,856	378,933,604	(1,172,252)
EURO STOXX 50®	12/20/2019	1,333	51,274,566	51,650,730	376,164
Euro-BTP	12/06/2019	994	156,793,944	158,004,606	1,210,662
Euro-Buxl® 30 Year Bond	12/06/2019	508	120,897,552	120,428,612	(468,940)
Euro-OAT	12/06/2019	1,620	302,198,876	300,719,694	(1,479,182)
Eurodollar	3/16/2020	7,885	1,936,941,712	1,938,330,125	1,388,413
FTSE 100 Index	12/20/2019	239	21,395,341	21,697,325	301,984
FTSE China A50 Index	10/30/2019	2,803	38,705,641	38,092,770	(612,871)
FTSE MIB	12/20/2019	196	23,213,299	23,569,827	356,528
FTSE/JSE Top 40 Index	12/19/2019	1	34,011	32,566	(1,445)
German Euro BOBL	12/06/2019	2,619	390,577,892	387,223,766	(3,354,126)
German Euro Bund	12/06/2019	1,623	311,694,284	308,246,401	(3,447,883)
Hang Seng China Enterprises Index	10/30/2019	39	2,576,298	2,540,222	(36,076)
Hang Seng Index®	10/30/2019	28	4,704,371	4,651,722	(52,649)

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
IBEX 35	10/18/2019	163	16,179,746	$16,402,635	$222,889
MSCI EAFE Index	12/20/2019	356	34,000,235	33,791,520	(208,715)
MSCI Emerging Markets Index	12/20/2019	185	9,456,495	9,267,575	(188,920)
MSCI Singapore	10/30/2019	293	7,684,390	7,615,689	(68,701)
MSCI Taiwan Index	10/30/2019	1,910	77,103,040	77,756,100	653,060
Nikkei 225™	12/12/2019	360	72,702,243	72,449,480	(252,763)
OMXS30®	10/18/2019	2,203	36,956,980	36,874,998	(81,982)
S&P/TSX 60 Index	12/19/2019	586	88,614,088	88,117,840	(496,248)
Short-Term Euro-BTP	12/06/2019	3,109	381,213,507	381,867,597	654,090
Sterling	12/18/2019	5,789	883,295,224	883,237,720	(57,504)
TOPIX	12/12/2019	496	73,194,220	72,846,058	(348,162)
UK Long Gilt	12/27/2019	1,871	305,398,915	308,817,395	3,418,480
Ultra Long U.S. Treasury Bond	12/19/2019	571	109,816,992	109,578,469	(238,523)

Total					$(8,405,362)

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	12/18/2019	379	$17,066,595	$16,372,800	$(693,795)
Cocoa	12/13/2019	81	2,007,800	1,978,020	(29,780)
Copper LME	12/18/2019	45	6,556,881	6,439,219	(117,662)
Gold	12/27/2019	713	105,915,440	105,017,770	(897,670)
Nickel LME	12/18/2019	319	31,856,214	32,662,410	806,196
Platinum	1/29/2020	397	19,204,515	17,650,620	(1,553,895)
Silver	12/27/2019	673	60,520,110	57,198,270	(3,321,840)
Zinc LME	12/18/2019	61	3,585,099	3,647,038	61,939

Total					$(5,746,507)

At September 30, 2019, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Australian Dollar	12/16/2019	2,526	$173,051,520	$170,959,680	$2,091,840
Brazilian Real	10/31/2019	257	6,142,420	6,179,565	(37,145)
British Pound	12/16/2019	1,770	137,394,259	136,422,750	971,509
Canadian Dollar	12/17/2019	1,703	129,017,745	128,797,890	219,855
Euribor	3/16/2020	2,102	575,571,461	575,661,382	(89,921)
Euro	12/16/2019	3,260	453,465,669	446,721,875	6,743,794
Indian Rupee	10/29/2019	144	4,004,108	4,050,432	(46,324)
Japanese Yen	12/16/2019	361	41,900,200	41,957,225	(57,025)

Total					$9,796,583

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	12/18/2019	1,299	$57,679,967	$56,116,800	$1,563,167
Brent Crude Oil	10/31/2019	77	4,786,110	4,562,250	223,860
Coffee	12/18/2019	265	9,972,488	10,051,781	(79,293)
Copper	12/27/2019	406	26,356,138	26,171,775	184,363

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Copper LME	12/18/2019	115	$16,497,469	$16,455,781	$41,688
Corn	12/13/2019	2,144	38,439,637	41,593,600	(3,153,963)
Cotton	12/06/2019	392	12,768,320	11,922,680	845,640
Lean Hog	12/13/2019	264	6,932,450	7,666,560	(734,110)
Live Cattle	12/31/2019	736	30,863,550	32,472,320	(1,608,770)
Low Sulfur Gasoil	11/12/2019	132	7,236,900	7,741,800	(504,900)
Natural Gas	10/29/2019	171	4,005,640	3,984,300	21,340
New York Harbor ULSD	10/31/2019	158	12,149,243	12,589,819	(440,576)
Nickel LME	12/18/2019	40	4,127,088	4,095,600	31,488
Soybean	11/14/2019	484	21,348,862	21,925,200	(576,338)
Soybean Meal	12/13/2019	791	23,935,100	23,809,100	126,000
Soybean Oil	12/13/2019	391	6,535,962	6,822,168	(286,206)
Sugar	2/28/2020	2,641	35,145,701	37,417,688	(2,271,987)
Wheat	12/13/2019	856	20,814,412	21,218,100	(403,688)
WTI Crude Oil	10/22/2019	223	12,128,160	12,057,610	70,550
Zinc LME	12/18/2019	155	8,664,500	9,267,063	(602,563)

Total					$(7,554,298)

[1]	Commodity futures are held by ASG Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2019, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments*	$—	$1,567,559,203	$—	$1,567,559,203
Forward Foreign Currency Contracts (unrealized appreciation)	—	15,666,716	—	15,666,716
Futures Contracts (unrealized appreciation)	24,608,809	3,036,491	—	27,645,300

Total	$24,608,809	$1,586,262,410	$—	$1,610,871,219

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(503,768)	$—	$(503,768)
Futures Contracts (unrealized depreciation)	(38,100,235)	(1,454,649)	—	(39,554,884)

Total	$(38,100,235)	$(1,958,417)	$—	$(40,058,652)

*	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the period ended September 30, 2019, there were no transfers among Levels 1, 2 and 3.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

The Fund seeks to generate positive absolute returns over time. The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the period ended September 30, 2019, the Fund used long and short contracts on foreign currencies, short-term interest rates, and commodities (through investments in the Subsidiary) and long contracts on U.S. and foreign government bonds and U.S. and foreign equity market indices to capture the exposures suggested by the quantitative investment models.

The following is a summary of derivative instruments for the Fund, as of September 30, 2019:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$15,666,716	$—

Exchange-traded asset derivatives
Interest rate contracts	$—	$10,605,580
Foreign exchange contracts	—	10,026,998
Commodity contracts	—	3,976,231
Equity contracts	—	3,036,491

Total exchange-traded asset derivatives	$—	$27,645,300

Total asset derivatives	$15,666,716	$27,645,300

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(503,768)	$—

Exchange-traded liability derivatives
Interest rate contracts	$—	$(16,802,531)
Foreign exchange contracts	—	(140,494)
Commodity contracts	—	(17,277,036)
Equity contracts	—	(5,334,823)

Total exchange-traded liability derivatives	$—	$(39,554,884)

Total liability derivatives	$(503,768)	$(39,554,884)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Over-the-counter (“OTC”) derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of September 30, 2019, the Fund did not hold any derivative positions subject to these provisions that are in a net liability position by counterparty.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2019:

	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Over-the-counter counterparty credit risk
Forward foreign currency contracts	$15,666,716	$15,162,948
Collateral pledged to UBS AG	71,939,426	71,939,426

Total over-the-counter counterparty credit risk	87,606,142	87,102,374

Exchange-traded counterparty credit risk
Futures contracts	27,645,300	27,645,300
Margin with brokers	163,403,207	163,403,207

Total exchange-traded counterparty credit risk	191,048,507	191,048,507

Total counterparty credit risk	$278,654,649	$278,150,881

Investment Summary at September 30, 2019 (Unaudited)

Certificates of Deposit	68.0%
Commercial Paper	7.5
Time Deposits	7.2
Other Notes	3.4
Treasuries	2.1

Total Investments	88.2
Other assets less liabilities (including forward foreign currency and futures contracts)	11.8

Net Assets	100.0%